SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – December 2, 2004

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

Lockheed Martin Corporation has amended Section 3.03 of its Bylaws, which sets forth the charter for the Audit and Ethics Committee of its Board of Directors. The amendments are effective as of January 1, 2005 and specify additional responsibilities of the Audit and Ethics Committee. The new responsibilities include review by the Audit and Ethics Committee of management’s assessment of and report on the effectiveness of internal control over financial reporting, and of any significant deficiencies or material weaknesses in internal control over financial reporting. A copy of the Corporation’s Bylaws, as amended and restated effective as of January 1, 2005, are provided as Exhibit 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
3.2	Lockheed Martin Corporation Amended and Restated Bylaws, effective as of January 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION

By:	/s/ David A. Dedman
David A. Dedman
Associate General Counsel

December 6, 2004

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